                                                                    EXHIBIT 10.6

                              AMENDMENT NUMBER ONE

                                       TO

                           CHANGE IN CONTROL AGREEMENT

                  This Amendment Number One is made to the Change in Control Agreement by and between Post Properties, Inc., or "Post", and _____________________, or "Executive";

                  WHEREAS, Post and Executive previously entered into a Change in Control Agreement; and

                  WHEREAS, Post and Executive desire to adopt this Amendment Number One to correct two typographical errors in Executive's Change in Control Agreement;

                  NOW, THEREFORE, Post and Executive hereby agree as follows:

                                   Section 1.

                  The reference to " Section 1.2(e)" in the introduction to the definition of the term "Cause" in Section 1.2 of Executive's Change in Control Agreement shall be corrected to refer " Section 1.2(d)".

                                   Section 2.

                  The figure "1.40%" in Section 2(a)(4)(c) of Executive's Change in Control Agreement shall be corrected to "140%."

                                   Section 3.

                  The corrections made in this Amendment Number One to Executive's Change in Control Agreement shall be effective retroactive to the date Executive's Change in Control Agreement was executed.

                                   Section 4.

                  This Amendment Number One may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same Amendment Number One.

                  IN WITNESS WHEREOF, Post and Executive have executed this Amendment Number One to Executive's Change in Control Agreement this __ day of ____, 2002.

                                              POST PROPERTIES, INC.

                                              BY: ______________________________

                                              EXECUTIVE

                                              __________________________________

SCHEDULE: EXECUTIVE OFFICERS WITH AMENDMENTS NO. 1 TO CHANGE IN CONTROL
AGREEMENTS

Janet M. Appling
Sherry W. Cohen
John D. Hooks
Jane S. Maddox
John B. Mears
Sheila James Teabo
Thomas L. Wilkes

                                      -2-